UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
(Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(a) - (c)	Not applicable.

(d)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed with the U.S. Securities and Exchange Commission by New York Community Bancorp, Inc. (the “Company”) on July 23, 2014.  The Original 8-K reported the appointment of Lawrence Rosano, Jr. to the Boards of Directors of the Company and its wholly-owned subsidiaries, New York Community Bank (the “Community Bank”) and New York Commercial Bank (together, the “Banks”), as well as to the Mortgage and Real Estate Committee of the Community Bank Board, effective July 22, 2014.

This Current Report on Form 8-K/A amends the Original 8-K solely for the purpose of disclosing that Mr. Rosano was also appointed to serve on the Nominating and Corporate Governance Committee of the Boards of Directors of the Company and the Banks. This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

(e)	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 8, 2014	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President
and Director, Investor Relations